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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): FEBRUARY 22, 1999
                                                 -------------------------------

                              i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                       0-28030                  75-2294945
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                75039
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code: (214) 860-6000
                                                --------------------------------


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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

        Filed as an exhibit hereto is the registrant's press release, dated February 22, 1999, announcing that the registrant intends to withdraw its previously announced convertible subordinated note offering.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            99.1 Press release dated February 22, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             i2 TECHNOLOGIES, INC.



Dated: February 26, 1999            By:  /s/ DAVID F. CARY
                                      ------------------------------------------
                                                 David F. Cary,
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
 99.1               Press release dated February 22, 1999.